Exhibit 99.1

Revolution Lighting Technologies Closes Acquisition of Value Lighting Inc.

Acquisition To Increase Distribution Footprint, Drive New Penetration Into Multifamily Housing Sector; RVLT 2014 Pro Forma Revenue Expected to Approximate $110 Million

Stamford, CT, April 17, 2014 – Revolution Lighting Technologies, Inc. (NASDAQ: RVLT) (“Revolution Lighting”), a leader in advanced LED lighting solutions, today announced it has closed its acquisition of Value Lighting Inc. and certain affiliates (“Value Lighting”).

Value Lighting, headquartered in Marietta, GA with 75 employees is a leading supplier of lighting solutions to the multifamily residential housing sector and new construction marketplace across the U.S. Value Lighting’s 2013 revenues were approximately $43 million and are expected to be approximately $55 million in 2014, with EBITDA in excess of 12%. More than half of Value Lighting’s expected 2014 revenues are in current backlog.

Under the terms of the agreement, Revolution Lighting paid $10.5 million in cash and $28.1 million in stock for 100% of the outstanding equity of the Value Lighting business. The cash portion of the transaction is being financed by RVL LLC. The remaining $28.1 million was paid in Revolution Lighting common stock at a price of $3.3183 per share for a total of 8,468,192 shares. As part of the acquisition, Revolution Lighting expects to receive an estimated $9 million of working capital.

The Value Lighting equity holders will have the opportunity for earn-out payments of up to $10 million if 2014 and 2015 revenue and EBITDA targets are achieved. The earn-out payments will be made in shares of common stock or cash at Revolution Lighting’s option.

“We are excited to close this strategic and complementary acquisition, which will allow Revolution Lighting to penetrate new markets, including the fast growing multifamily residential housing sector, and further accelerate our overall growth as a company,” said Robert V. LaPenta, Chairman and Chief Executive Officer of Revolution Lighting Technologies. “With this new and significant distribution channel, we will increase greenfield and retrofit opportunities for our LED lighting solutions in the multifamily sector and drive growth as property owners seek to increase the energy efficiency of their buildings and reduce operational costs through LED installations.”

According to Reis, Inc., a leading provider of commercial real estate market information, multifamily construction is expected to increase relative to recent history, as well as longer historical trends. New completions in the top 82 U.S. markets for 2013 totaled roughly 124,000 units – on par with the long-term historical average of roughly 120,000 units per year. For 2014, new completions are expected to total about 164,000 units, well above the historical long-term average.

“We are very happy to officially join the Revolution Lighting team as we see significant opportunity for LED adoption in the markets we serve,” said Alan Carlquist, President, Value Lighting Inc. “Revolution Lighting’s extensive network of dealers and distributors will allow us to drive LED lighting installations across our existing and new customer base and accelerate our growth with LED lighting.”

About Revolution Lighting Technologies Inc.

Revolution Lighting Technologies, Inc. is a leader in the design, manufacture, marketing, and sale of light emitting diode (LED) lighting solutions focusing on the industrial, commercial and government markets in the United States, Canada, and internationally. Through advanced technology and aggressive new product development, Revolution Lighting has created an innovative, multi-brand, lighting company that offers a comprehensive advanced product platform. The company goes to market through its Seesmart brand, which designs, engineers and manufactures an extensive line of high-quality interior and exterior LED lamps and fixtures; Lighting Integration Technologies Inc., which sells and installs Seesmart products; Lumificient, which supplies LED illumination for the signage industry; Relume Technologies, a leading manufacturer of outdoor LED products; and Sentinel, a revolutionary patented and licensed monitoring and smart grid control system for outdoor lighting applications. Revolution Lighting Technologies markets and distributes its product through a network of independent sales representatives and distributors, as well as through energy savings companies and national accounts. Revolution Lighting Technologies trades on the NASDAQ under the ticker RVLT. For additional information, please visit: www.rvlti.com.

About Value Lighting Inc.

Headquartered in Marietta, GA, Value Lighting was founded in 2005 and has provided lighting solutions for more than 200,000 family units over the last five years. Value Lighting brings significant design and engineering capabilities, serving the multifamily marketplace, as well as hotels, assisted living facilities, student housing, military barracks and commercial facilities. With a proven track record highlighted by a marquee customer base, Value Lighting’s service-based approach allows for the ability to serve large scale purchases for customers, which include property owners, developers, general contractors, and electrical contractors.

Cautionary Statement for Forward-Looking Statements

Certain of the above statements contained in this press release are forward-looking statements that involve a number of risks and uncertainties, including the anticipated benefits of the Value Lighting Inc. acquisition and statements relating to the anticipated future growth and profitability of our business. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Reference is made to Revolution Lighting’s filings under the Securities Exchange Act for additional factors that could cause actual results to differ materially, including our history of losses, the potential for future dilution to our existing common stockholders, our status as a controlled company, the risk that demand for our LED products fails to emerge as anticipated, competition from larger companies, and risks relating to third party suppliers and manufacturers, as well as the other Risk Factors described in Item 1A of our Form 10-K for the fiscal year ended December 31, 2013. Revolution Lighting Technologies, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

Adjusted EBITDA

We use Adjusted EBITDA as a non-GAAP measure of financial performance. Adjusted EBITDA is calculated by adding back to net income or loss interest and financing related costs, acquisition related charges, severance and transition costs, interest, income taxes, depreciation and amortization, long lived asset impairments and stock based compensation charges. Adjusted EBITDA is provided to investors to supplement the results of operations reported in accordance with GAAP. Management believes that Adjusted EBITDA is useful to help investors analyze the operating trends in the business and to assess the relative underlying performance of businesses with different capital and tax structures. Management believes that Adjusted EBITDA provides an additional tool for investors to use in comparing our financial results with other companies that use Adjusted EBITDA in their communications with investors. By excluding non cash charges such as amortization and depreciation, stock based compensation, long lived asset impairments as well as charges for income taxes, interest and financing charges, acquisition related and severance and transition costs , investors can evaluate our operations and compare our results with the results of other companies on a more consistent basis. Management also uses Adjusted EBITDA to evaluate potential acquisitions, establish internal budgets and goals and evaluate the performance of business units and management.

We consider Adjusted EBITDA to be an important indicator of our operational strength and performance and a useful measure of historical and prospective trends. However there are significant limitations of the use of Adjusted EBITDA since it excludes interest income and expense, financing related and acquisition related charges, severance and transition costs, stock based compensation and income taxes, all of which impact profitability, as well as depreciation and amortization and impairments, related to the use of long lived assets that benefit future periods. We believe that these limitations are compensated by providing Adjusted EBITDA only with GAAP performance measures and clearly identifying the differences between the two measures. Consequently, Adjusted EBITDA should not be considered in isolation or as a substitute for net income or loss or operating income or loss presented in accordance with GAAP. Moreover, Adjusted EBITDA as defined by the Company may not be comparable to similarly titled measure provided by other entities.

Contact:

ICR Anton Nicholas / Cory Ziskind, 203-682-8200

Anton.Nicholas@icrinc.com / Cory.Ziskind@icrinc.com

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